Exhibit 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT
TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN
MARKED WITH “[***].”

Amendment No. 2 to the Master Framework Agreement

This Amendment No. 2 to the Master Framework Agreement (“Amendment 2”) is entered into by and between Uber Technologies Inc., a Delaware corporation with its principal place of business at 1515 3rd Street, San Francisco, CA 94158 (“Uber”), and Serve Robotics Inc. a Delaware Corporation, with a place of business at 730 Broadway, Redwood City, CA 94063 (“Company”).

WHEREAS, Uber and Company entered into a Master Framework Agreement, effective September 3rd, 2021 (“Agreement”) and the Amendment No. 1 to the Master Framework Agreement, dated May 26, 2022 (“Amendment 1”), and desire to amend the Agreement.

NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment 2, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement and Amendment 1 as follows:

1.	Unless otherwise defined herein, all capitalized terms set forth herein shall have the same meanings attributed to such terms in the Agreement and Amendment 1.

2.	The following capitalized terms shall be added to the definitions set forth in Section 1 of the Agreement and shall have the meaning set forth below:

“Uber User” means Delivery Recipients (as defined in the PAA), or other individuals that request, book or reserve services; Merchants (as defined in the PAA); or shippers, in each case utilizing the Uber Service or Uber Platform.

3.	[***].

4.	Section 4.0 Company Obligations is hereby amended to include the following:

4.5 User Communications and Marketing. [***].

[***].

4.7 Secondary Monetization: The Parties will collaborate with one another in good faith to identify any opportunities through which the Parties can jointly monetize certain in- or on-PDD aspects of Uber Trips performed by Delivery Robots on the Uber Platform (i.e., monetization opportunities beyond the Net Payment for completed trips); provided, however, that Company may not engage in any secondary monetization of in- or on-PDD aspects of Uber Trips that has an adverse impact on Delivery Recipient experience or involves digital advertising unless mutually agreed upon by the Parties, in writing.

[***].

5.	[***].

6.	This Amendment shall become effective on January 11, 2023 (“Amendment No. 2 Effective Date”) and expires or terminates upon the expiration or termination of the Agreement. The provisions of this Amendment shall survive expiration or termination to the extent set forth in the Agreement.

7.	Except as otherwise provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. To the extent this Amendment conflicts with the Agreement, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

UBER TECHNOLOGIES INC.

By:	/s/ Noah Zych
Name:	Noah Zych
Title:	Global GM, Autonomous Mobility & Delivery
Date:	January 12, 2023

SERVE ROBOTICS, INC.

By:	/s/ Ali Kashani
Name:	Ali Kashani
Title:	Co-founder & CEO
Date:	January 12, 2023